Exhibit 10.4.1

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is dated as of March 1, 2012 (the “Effective Date”) and is by and between Toledo Refining Company LLC, a Delaware limited liability company (“Assignor”). PBF Holding Company LLC, a Delaware limited liability company (“Assignee”) and Sunoco, Inc. (R&M), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“Sunoco”). Capitalized terms used but not defined herein shall take the meanings ascribed to such terms in the Offtake Agreement dated as of March 1, 2011, as amended from time to time (the “Offtake Agreement”), between Assignor and Sunoco.

WHEREAS, Assignor desires to assign to Assignee its rights, interests, and obligations in the Offtake Agreement and Sunoco agrees to consent to such assignment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sunoco, Assignor and Assignee hereby agree as follows:

1. Effective as of the Effective Date, Assignor hereby transfers, assigns and conveys to Assignee and Assignee hereby accepts the transfer, assignment and conveyance from Assignor and assumes all of Assignor’s rights and obligations under the Offtake Agreement.

2. Effective as of the Effective Date, Sunoco consents to such transfer, assignment and conveyance from Assignor to Assignee in accordance with Section 9.2 of the Offtake Agreement.

3. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of a different law.

5. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

6. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Sunoco, Assignor and Assignee have caused this Agreement to be duly executed as of the day and year first above written.

PBF HOLDING COMPANY LLC

By:	/s/ Jeffrey Dill
Name: Jeffrey Dill
Title: Secretary

TOLEDO REFINING COMPANY LLC

By:	/s/ Jeffrey Dill
Name: Jeffrey Dill
Title: Secretary

SUNOCO, INC. (R & M)

By:	/s/ Thomas Scargle
Name: Thomas Scargle
Title: VP Sueeul

SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT

(SUNOCO/TRC OFFTAKE AGREEMENT)